Exhibit 32.2
CERTIFICATION PURSUANT TO RULE 13a – 14(b) OF THE SECURITIES EXCHANGE
ACT AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES – OXLEY ACT OF 2002
In connection with the Quarterly Report of Strategic Education, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel W. Jackson, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel W. Jackson
Daniel W. Jackson
Executive Vice President and
Chief Financial Officer
April 24, 2025